                       SUPPLEMENTAL FINANCIAL INFORMATION
                               FIRST QUARTER 2006
                                TABLE OF CONTENTS

1Q 2006 Supplemental Reports                                        Page
----------------------------                                        ----

1.       Owned Community Results                                       1

2.       Economic Occupancy Comparison by Regions                      4

3.       Net Operating Results                                         5

4.       Resident Statistics:  Reasons for Moveouts, Traffic,          6
         Turnover, Bad Debts as Percentage of Rents

5.       Core Properties and Same-Store Properties Net                 7
         Operating Income Detail

6.       Core Properties and Same-Store Properties Operating           8
         Expense Detail

7.       Summary of Recent Acquisitions                                9

8.       Summary of Recent Sales                                      10

9.       Breakdown of Owned Units by Market                           11

10.      Debt Summary Schedule                                        12

11.      Net Asset Value Calculation                                  14

12.      Recurring Capital Expenditure Summary and Capital            15
         Expenditure and Adjusted NOI Summary

13.      2006 Earnings Guidance                                       17

14.      Detroit Portfolio Operating Income Detail                    19

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION               Page 1

First Quarter 2006

                                                                               1Q '06 versus
                                                                                  1Q '05
                                                                                 % Growth                  1Q '06
                                                   1Q '06               Year   --------------       NOI     % NOI
                               # of         Date    Rent/    1Q '06      Ago   Rental  Rental        w/        w/       %
                              Apts.        Acqu.      Mo.    Occup.   Occup.    Rates   Revs.       G&A       G&A  #Units
                              -----        -----      ---    ------   ------    -----   -----       ---       ---  ------

Baltimore Region
  Bonnie Ridge                  960     7/1/1999     $972     93.4%    91.2%    -2.0%    0.3%     -6.7%
  Canterbury Apartments         618    7/16/1999     $846     94.7%    93.1%     3.0%    4.7%      5.6%
  Country Village               344    4/30/1998     $823     95.3%    89.3%     3.6%   10.6%     15.9%
  Falcon Crest                  396    7/16/1999     $908     90.1%    88.0%     3.9%    6.4%     11.4%
  Fenland Field                 234     8/1/2001   $1,035     93.3%    94.2%     2.1%    1.1%     -6.4%
  Gateway Village               132    7/16/1999   $1,180     91.9%    89.0%     4.9%    8.4%     18.4%
  Mill Towne Village Apts       384    5/31/2001     $803     95.5%    93.2%     3.2%    5.8%      9.0%
  Morningside Heights         1,050    4/30/1998     $819     94.5%    95.1%     2.9%    2.2%     -0.1%
  Owings Run                    504    7/16/1999   $1,043     93.9%    94.2%     5.6%    5.1%     12.5%
  Ridgeview at
    Wakefield Valley            204    1/13/2005     $986     94.7%      n/a      n/a     n/a       n/a
  Selford Townhomes             102    7/16/1999   $1,204     89.8%    92.1%     3.1%    0.6%     -3.0%
  Shakespeare Park               84    7/16/1999     $812     99.0%    98.9%     0.4%    0.5%     -2.9%
  Timbercroft
    Townhomes                   284    7/16/1999     $784     99.5%    99.0%     6.4%    7.0%     13.8%
  Village Square
    Townhomes                   370    7/16/1999   $1,068     95.9%    94.8%     5.7%    6.9%      7.4%
  Woodholme Manor               177    3/31/2001     $768     93.8%    87.4%     8.7%   16.7%     29.2%
                             ------                  ----     ----                                         -----   -----
    Total Baltimore
    Region                    5,843                  $913     94.2%    92.8%     2.8%    4.3%      4.7%     14.4%   13.5%

Boston Region:
  Gardencrest                   696    6/28/2002   $1,357     96.1%    93.6%     4.0%    6.8%      4.4%
  Stone Ends                    280    2/12/2003   $1,194     95.9%    94.5%     3.0%    4.5%     11.6%
  The Village at
    Marshfield                  276    3/17/2004   $1,113     93.7%    93.6%     3.7%    3.8%     35.7%
                             ------                  ----     ----                                         -----   -----
    Total Boston
    Region                    1,252                $1,267     95.6%    93.8%     3.8%    5.7%     11.4%      3.8%    2.9%

Buffalo, NY Region:
  Emerson Square                 96   10/15/1997     $691     97.7%    95.8%     1.4%    3.5%     -7.2%
  Idylwood                      720     1/1/1995     $677     92.7%    91.9%     0.8%    1.7%      1.2%
  Paradise Lane                 324   10/15/1997     $693     87.8%    91.8%    -1.3%   -5.6%    -27.1%
  Raintree Island               504     8/4/1994     $715     92.2%    89.4%    -2.3%    0.8%     -7.0%
                             ------                  ----     ----                                         -----   -----
     Total Buffalo
    Region                    1,644                  $693     91.9%    91.3%    -0.6%    0.0%     -7.8%      1.8%    3.8%

Delaware Region
  Home Properties of
    Newark                      432    7/16/1999     $853     93.5%    95.8%     5.7%    3.2%      1.9%
                             ------                  ----     ----                                         -----   -----
    Total Delaware
    Region                      432                  $853     93.5%    95.8%     5.7%    3.2%      1.9%      0.9%    1.0%

Detroit, Michigan
  Region
  Canterbury Square             336   10/29/1997     $738     91.9%    84.5%    -3.7%    4.7%     -0.6%
  Carriage Hill - MI            168    9/29/1998     $774     95.2%    91.5%    -1.0%    3.1%      1.2%
  Carriage Park                 256    9/29/1998     $734     90.1%    93.0%    -1.6%   -4.8%    -17.4%
  Charter Square                492   10/29/1997     $844     94.7%    91.2%    -1.9%    1.9%     14.2%
  Cherry Hill Club              165     7/7/1998     $612     88.3%    88.9%    -4.7%   -5.3%    -11.2%
  Cherry Hill Village           224    9/29/1998     $670     95.8%    96.9%    -5.2%   -6.2%    -23.9%
  Deerfield Woods               144    3/22/2000     $789     93.8%    94.3%    -1.5%   -2.0%      3.9%
  Fordham Green                 146   10/29/1997     $860     84.2%    89.8%    -2.4%   -8.4%    -37.7%
  Greentrees                    288   10/29/1997     $614     88.3%    81.9%    -5.1%    2.3%      2.0%
  Hampton Court                 182    9/30/2000     $631     89.5%    88.3%    -8.3%   -7.0%    -22.1%
  Kingsley                      328   10/29/1997     $671     91.4%    91.9%    -1.9%   -2.4%    -25.4%
  Macomb Manor                  217    3/22/2000     $702     92.6%    88.5%     1.0%    5.6%     43.0%
  Oak Park Manor                298   10/29/1997     $839     86.9%    87.3%    -1.0%   -1.5%      8.6%
  Scotsdale                     376   11/26/1997     $646     90.7%    92.0%    -3.7%   -5.0%    -16.9%
  Southpointe Square            224   10/29/1997     $626     87.0%    88.7%    -3.8%   -5.6%    -44.4%
  Springwells Park              303     4/8/1999     $949     89.3%    91.8%    -2.0%   -4.7%    -12.1%
  Stephenson House              128   10/29/1997     $649     92.8%    97.6%    -4.0%   -8.8%    -25.2%
  The Lakes                     434    11/5/1999     $823     87.1%    83.0%    -2.7%    2.1%     31.2%
  Woodland Gardens              337   10/29/1997     $703     93.8%    97.7%    -2.8%   -6.7%     -9.0%
                             ------                  ----     ----                                         -----   -----
    Total Detroit
    Region                    5,046                  $740     90.7%    90.0%    -2.8%   -1.9%     -5.2%      7.1%   11.6%

Florida Region
 The Hamptons                   668     7/7/2004     $938     95.4%    95.2%     9.9%   10.2%     12.3%
 Vinings at
    Hampton Village             168     7/7/2004   $1,012     95.7%    96.3%     9.0%    8.4%     27.2%
                             ------                  ----     ----                                         -----   -----
    Total Florida
    Region                      836                   953     95.5%    95.4%    9.71%    9.8%     15.3%      1.8%    1.9%

Hudson Valley
  Region
  Carriage Hill                 140    7/17/1996   $1,190     90.8%    90.9%    -2.3%   -2.3%    -14.6%
  Cornwall Park                  75    7/17/1996   $1,593     87.7%    85.2%    -1.7%    1.1%     -7.3%
  Lakeshore Villas              152    7/17/1996   $1,064     92.6%    93.5%     3.7%    2.7%      0.2%
  Patricia                      100     7/7/1998   $1,360     90.3%    95.8%     2.3%   -3.6%    -31.5%
  Sherwood
    Consolidation               224   10/11/2002   $1,161     95.2%    97.2%    10.0%    7.8%      9.3%
  Sunset Gardens                217    7/17/1996     $920     96.5%    93.8%     2.5%    5.5%     -5.9%
                             ------                  ----     ----                                         -----   -----
     Total Hudson Valley
     Region                     908                $1,149     92.8%    93.3%     3.1%    2.6%     -7.2%      1.8%    2.1%

Illinois Region
  Blackhawk                     371   10/20/2000     $833     92.4%    88.1%    -0.6%    4.1%     11.7%
  Courtyards Village            224    8/29/2001     $764     94.9%    94.0%     1.4%    2.3%     -2.2%
  Cypress Place                 192   12/27/2000     $893     95.3%    92.7%     0.0%    2.9%     11.8%
  The Colony                    783     9/1/1999     $802     96.7%    90.2%    -2.0%    5.0%     14.0%
  The New Colonies              672    6/23/1998     $698     91.6%    90.5%    -1.3%   -0.1%     -4.1%
                             ------                  ----     ----                                         -----   -----
    Total Illinois
    Region                    2,242                  $780     94.2%    90.5%    -1.1%    3.0%      6.5%      3.7%    5.2%

Long Island, NY
  Region
  Bayview / Colonial            160    11/1/2000   $1,171     94.3%    95.0%     3.0%    2.2%     -5.6%
  Cambridge Village              82     3/1/2002   $1,514     93.8%    96.7%     7.5%    4.3%     19.9%
  Coventry Village               94    7/31/1998   $1,356     95.1%    96.9%     2.2%    0.2%     -4.5%
  Devonshire Hills              297    7/16/2001   $1,693     94.9%    94.3%     2.9%    3.6%      8.1%
  East Winds                     96    11/1/2000   $1,133     95.8%    94.2%     2.5%    4.3%     14.1%
  Hawthorne Court               434     4/4/2002   $1,360     92.5%    94.6%     4.1%    1.8%      1.1%
  Heritage Square                80     4/4/2002   $1,494     98.8%    98.7%     8.4%    8.5%     10.1%
  Holiday Square                144    5/31/2002   $1,073     94.9%    94.3%     4.8%    5.4%     26.0%
  Lake Grove Apartments         368     2/3/1997   $1,381     93.7%    92.2%     1.6%    3.3%      4.1%
  Maple Tree                     84    11/1/2000   $1,151     96.5%    93.9%     2.0%    4.9%     14.5%
  Mid- Island Estates           232     7/1/1997   $1,243     91.0%    95.9%     2.3%   -2.9%     -3.7%
  Rider Terrace                  24    11/1/2000   $1,229     98.1%    87.1%     1.9%   14.8%     56.4%
  Sayville Commons              342    7/15/2005   $1,366     98.1%      n/a      n/a     n/a       n/a
  South Bay Manor                61    9/11/2000   $1,528     87.9%    93.6%     0.2%   -5.9%     -1.4%
  Southern Meadows              452    6/29/2001   $1,344     95.8%    94.5%     2.2%    3.6%      1.9%
  Stratford Greens              359     3/1/2002   $1,409     94.5%    95.4%     2.9%    1.9%      2.9%
  Terry Apartments               65    11/1/2000   $1,134     98.2%    97.8%     3.2%    3.6%     14.3%
  Westwood Village Apts         242     3/1/2002   $2,132     94.9%    92.6%     4.2%    6.8%     14.0%
  Woodmont Village Apts          96     3/1/2002   $1,268     95.0%    96.1%     3.4%    2.2%      6.0%
  Yorkshire Village Apts         40     3/1/2002   $1,551     99.5%    97.8%     8.0%    9.9%      6.3%
                             ------                  ----     ----                                         -----   -----
     Total Long Island
     Region                   3,752                $1,409     94.7%    94.5%     3.2%    3.1%      5.6%     13.3%    8.6%

Maine Region
  Liberty Commons                48     8/1/2005   $1,042    100.0%      n/a      n/a     n/a       n/a
  Mill Co. Gardens               95     7/7/1998     $747     91.6%    95.0%     1.5%   -2.2%     -5.3%
  Redbank Village               500     7/7/1998     $793     93.1%    91.2%     1.2%    3.3%      2.1%
                             ------                  ----     ----                                         -----   -----
    Total Maine
    Region                      643                  $805     93.5%    91.8%     1.3%    2.5%      1.1%      1.4%    1.5%

New Jersey Region
  Barrington Gardens            148     3/1/2005     $822     96.5%      n/a      n/a     n/a       n/a
  Chatham Hill
     Apartments                 308    1/30/2004   $1,553     96.8%    94.4%     6.6%    9.4%     26.4%
  East Hill Gardens              33     7/7/1998   $1,412    100.0%   100.0%     3.9%    3.9%     11.7%
  Fairmount Apartments           54    1/30/2004     $797    100.1%    98.5%     2.9%    4.5%    -22.0%
  Hackensack Gardens            198     3/1/2005     $842     98.7%      n/a      n/a     n/a       n/a
  Kensington Apartments          38    1/30/2004     $919     97.3%    96.3%     3.3%    4.3%      9.1%
  Lakeview                      106     7/7/1998   $1,222     98.9%    92.6%     3.9%   11.0%     -2.0%
  Northwood Apartments          134    1/30/2004   $1,175     95.9%    96.2%     5.0%    4.7%     12.8%
  Oak Manor                      77     7/7/1998   $1,699     97.3%    96.7%     2.6%    3.3%     -7.5%
  Pleasant View               1,142     7/7/1998   $1,032     95.5%    90.9%     1.7%    6.9%      4.5%
  Pleasure Bay                  270     7/7/1998   $1,038     92.4%    95.3%     6.7%    3.4%     -7.3%
  Regency Club                  372    9/24/2004   $1,092     91.5%    96.8%     4.0%   -1.7%     -7.7%
  Royal Gardens
     Apartments                 550    5/28/1997   $1,095     95.7%    90.4%     2.8%    8.8%      7.6%
  Wayne Village                 275     7/7/1998   $1,255     97.4%    94.2%     5.6%    9.2%     -2.0%
  Windsor Realty                 67     7/7/1998   $1,127     96.2%    95.0%     4.1%    5.6%     -7.0%
                             ------                  ----     ----                                         -----   -----
     Total New Jersey
     Region                   3,772                $1,113     95.7%    93.2%     3.7%    6.3%      4.4%      9.3%    8.7%

Philadelphia Region
  Beechwood Gardens             160     7/7/1998     $826     92.3%    93.1%    -0.5%   -1.4%     14.0%
  Castle Club                   158    3/15/2000     $918     95.7%    94.8%     2.3%    3.2%     -0.7%
  Chesterfield                  247    9/23/1997     $888     95.6%    95.3%     2.7%    3.0%      4.1%
  Curren Terrace                318    9/23/1997     $904     93.5%    96.3%     0.1%   -2.8%    -10.0%
  Executive House               100    9/23/1997     $950     90.8%    96.0%     3.6%   -2.0%    -16.2%
  Glen Brook                    173    7/28/1999     $806     92.8%    90.3%     5.5%    8.4%     12.7%
  Glen Manor                    174    9/23/1997     $756     90.5%    95.4%     0.5%   -4.6%     -4.9%
  Golf Club                     399    3/15/2000   $1,005     91.6%    91.3%     0.7%    1.0%      3.1%
  Hill Brook Place              274    7/28/1999     $863     95.0%    96.1%     4.1%    2.9%      6.9%
  Home Properties of
    Bryn Mawr                   316    3/15/2000   $1,039     92.4%    91.4%     1.2%    2.3%     10.6%
  Home Properties of
    Devon                       629    3/15/2000   $1,076     92.5%    83.7%     1.2%   11.9%     21.4%
  New Orleans Park              442    7/28/1999     $803     94.4%    94.0%     2.7%    3.2%     -3.9%
  Racquet Club                  466     7/7/1998   $1,016     93.1%    96.7%     2.6%   -1.3%     -4.3%
  Racquet Club South            103    5/27/1999     $874     94.8%    96.2%     3.5%    2.0%     -4.6%
  Ridley Brook                  244    7/28/1999     $859     96.6%    94.0%     4.1%    7.1%      9.2%
  Sherry Lake                   298    7/23/1998   $1,149     93.7%    94.8%     3.2%    2.1%      3.8%
  The Brooke at
    Peachtree Village           146    8/15/2005     $992     96.9%      n/a      n/a     n/a       n/a
  The Landings                  384   11/25/1996     $959     92.6%    93.0%     0.6%    0.2%      7.5%
  Trexler Park                  249    3/15/2000   $1,055     85.3%    92.1%     3.2%   -4.5%    -10.6%
  Valley View                   177    9/23/1997     $824     91.9%    90.8%     3.8%    5.2%     -2.1%
  Village Square                128    9/23/1997     $898     91.0%    96.4%    -0.5%   -6.1%     -3.2%
  William Henry                 363    3/15/2000   $1,097     92.1%    92.7%     1.1%    0.4%     -4.0%
                             ------                  ----     ----                                         -----   -----
     Total Philadelphia
     Region                   5,948                  $958     92.9%    92.6%     2.0%    2.1%      2.5%     12.5%   13.7%

Rochester, NY Region:
  1600 East Avenue              164    9/18/1997   $1,016     91.5%    85.9%    -1.6%    4.8%     19.0%
  1600 Elmwood                  210     8/4/1994     $921     95.4%    95.0%    -0.6%   -0.2%     -7.5%
  Brook Hill                    192     8/4/1994     $849     92.8%    88.6%    -2.8%    1.8%      2.0%
  Newcastle Apartments          197     8/4/1994     $745     91.9%    93.0%    -3.0%   -4.2%     -8.9%
  Perinton Manor                224     8/4/1994     $810     94.8%    93.9%    -1.0%    0.0%      6.8%
  Riverton Knolls               240     8/4/1994     $845     93.7%    90.5%     1.4%    5.1%      9.4%
  Spanish Gardens               220     8/4/1994     $671     94.5%    86.4%    -4.8%    4.1%     20.4%
  The Meadows                   113     8/4/1994     $756     92.6%    99.1%    -1.4%   -7.9%    -26.8%
  Woodgate                      120    6/30/1997     $790     90.4%    95.6%    -4.3%   -9.5%    -14.8%
                             ------                  ----     ----                                         -----   -----
    Total Rochester
    Region                    1,680                  $823     93.3%    91.5%    -1.8%    0.2%      1.0%      2.7%    3.9%

Syracuse, NY Region:
  Fairview Heights              214     8/4/1994   $1,007     89.0%    87.1%     2.5%    4.8%     14.5%
  Harborside Manor              281    9/30/1994     $693     94.1%    97.3%     1.3%   -2.0%    -12.5%
  Pearl Street                   60    5/17/1995     $624     89.8%    97.2%     3.4%   -4.5%    -12.4%
  Village Green
    (inclu Fairways)            448   12/19/1994     $705     87.9%    86.7%     0.6%    2.0%      3.3%
  Westminster Place             240     1/1/1996     $682     95.6%    93.3%     1.1%    3.6%     14.0%
                             ------                  ----     ----                                         -----   -----
    Total Syracuse
    Region                    1,243                  $746     90.9%    90.6%     1.4%    1.7%      3.3%      1.7%    2.9%

Washington DC
  Region
  Braddock Lee                  255    3/16/1998   $1,198     96.6%    92.6%     3.0%    7.5%      8.5%
  Brittany Place                591    8/22/2002   $1,055     94.1%    89.1%    -1.3%    4.1%     10.5%
  Cider Mill                    864    9/27/2002   $1,041     94.1%    93.4%     1.3%    2.0%      2.2%
  Cinnamon Run                  511   12/28/2005   $1,097     93.0%      n/a      n/a     n/a       n/a
  East Meadow                   150     8/1/2000   $1,221     95.6%    96.8%     1.4%    0.0%      1.8%
  Elmwood Terrace               504    6/30/2000     $835     90.7%    88.9%     0.8%    2.9%     17.0%
  Falkland Chase                450    9/10/2003   $1,195     95.4%    92.1%     5.6%    9.4%      7.1%
  Orleans Village               851   11/16/2000   $1,226     95.4%    91.2%     4.4%    9.2%     14.6%
  Park Shirlington              294    3/16/1998   $1,172     96.5%    89.4%     2.1%   10.3%     18.2%
  Peppertree Farm               881   12/28/2005   $1,089     87.0%      n/a      n/a     n/a       n/a
  Seminary Hill                 296     7/1/1999   $1,174     92.6%    89.3%     0.2%    3.9%     -4.8%
  Seminary Towers               539     7/1/1999   $1,207     92.6%    93.2%     3.4%    2.8%      6.5%
  Tamarron Apartments           132    7/16/1999   $1,288     94.4%    94.2%     5.5%    5.7%      3.6%
  The Apts at Wellington
    Trace                       240     3/2/2004   $1,169     97.9%    95.8%    -1.3%    0.9%      4.5%
  The Manor - MD                435    8/31/2001   $1,119     92.4%    89.7%     0.8%    3.9%     14.6%
  The Manor - VA                198    2/19/1999     $982     95.4%    94.1%     4.9%    6.4%     -0.4%
  The Sycamores                 185   12/16/2002   $1,244     96.6%    95.6%     6.3%    7.4%     18.3%
  Virginia Village              344    5/31/2001   $1,197     95.3%    95.7%     0.2%   -0.3%      1.0%
  West Springfield              244   11/18/2002   $1,299     94.7%    98.3%     6.1%    2.2%      4.8%
  Woodleaf Apartments           228    3/19/2004   $1,010     93.3%    91.8%     3.0%    4.7%     10.7%
                             ------                  ----     ----                                         -----   -----
     Total Washington DC
     Region                   8,192                $1,123     93.6%    92.3%     2.4%    4.7%      8.1%     23.8%   18.9%

TOTAL OWNED
    PORTFOLIO                43,433                  $989     93.7%      n/a      n/a     n/a       n/a    100.0%  100.0%

TOTAL CORE
    PORTFOLIO                35,817                $1,019     94.1%    92.8%     2.5%    3.8%      5.0%
HELD FOR SALE                 5,138                  $743     91.0%    90.1%    -2.5%   -1.5%     -5.2%
TOTAL
    SAME STORE               40,955                  $984     93.8%    92.5%     2.0%    3.3%      4.1%

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION               Page 4

Economic Occupancy Comparison By Regions - Core/Held For Sale Properties

Sequential Comparison
---------------------------------------------------------- ---------- -------------- ------------- -----------
Region                                                       % Units         1Q '06        4Q '05    Variance
------                                                       -------         ------        ------    --------

New Jersey, Long Island, Hudson Valley                         18.9%          94.7%         94.5%        0.2%
Washington                                                     16.6%          94.4%         93.9%        0.5%
Philadelphia                                                   14.2%          92.8%         92.8%        0.0%
Baltimore                                                      13.8%          94.2%         93.9%        0.3%
Upstate, NY                                                    11.2%          92.1%         91.9%        0.2%
Misc.                                                           7.5%          94.7%         94.2%        0.5%
Chicago                                                         5.5%          94.2%         93.6%        0.6%
                                                              -----           ----          ----         ---
Total Core                                                     87.7%          94.1%         93.8%        0.3%

Held For Sale                                                  12.3%          91.0%         91.3%       -0.3%
                                                              -----           ----          ----         ---
Total Same Store                                              100.0%          93.8%         93.6%        0.2%
                                                              =====           ====          ====         ===
---------------------------------------------------------- ---------- -------------- ------------- -----------

Year over Year Comparison
---------------------------------------------------------- ---------- -------------- ------------- -----------
Region                                                       % Units         1Q '06        1Q '05    Variance
------                                                       -------         ------        ------    --------
New Jersey, Long Island, Hudson Valley                         18.9%          94.7%         93.7%        1.0%
Washington                                                     16.6%          94.4%         92.3%        2.1%
Philadelphia                                                   14.2%          92.8%         92.6%        0.2%
Baltimore                                                      13.8%          94.2%         92.8%        1.4%
Upstate, NY                                                    11.2%          92.1%         91.2%        0.9%
Misc.                                                           7.5%          94.7%         94.1%        0.6%
Chicago                                                         5.5%          94.2%         90.5%        3.7%
                                                              -----           ----          ----         ---
Total Core                                                     87.7%          94.1%         92.8%        1.3%

Held For Sale                                                  12.3%          91.0%         90.1%        0.9%
                                                              -----           ----          ----         ---
Total Same Store                                              100.0%          93.8%         92.5%        1.3%
                                                              =====           ====          ====         ===
---------------------------------------------------------- ---------- -------------- ------------- -----------

March vs Quarter Comparison
---------------------------------------------------------- ---------- -------------- ------------- -----------
Region                                                       % Units        Mar '06        1Q '06    Variance
------                                                       -------        -------        ------    --------
New Jersey, Long Island, Hudson Valley                         18.9%          94.9%         94.7%        0.2%
Washington                                                     16.6%          94.6%         94.4%        0.2%
Philadelphia                                                   14.2%          93.1%         92.8%        0.3%
Baltimore                                                      13.8%          94.6%         94.2%        0.4%
Upstate, NY                                                    11.2%          92.3%         92.1%        0.2%
Misc.                                                           7.5%          95.4%         94.7%        0.7%
Chicago                                                         5.5%          95.1%         94.2%        0.9%
                                                              -----           ----          ----         ---
Total Core                                                     87.7%          94.4%         94.1%        0.3%

Held For Sale                                                  12.3%          91.4%         91.0%        0.4%
                                                              -----           ----          ----         ---
Total Same Store                                              100.0%          94.1%         93.8%        0.3%
                                                              =====           ====          ====         ===
---------------------------------------------------------- ---------- -------------- ------------- -----------

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION               Page 5

Net Operating Results - Core/Held For Sale Properties

Same Store Sequential Results
First Quarter 2006 Versus Fourth Quarter 2005
---------------------------------------------------------- ---------- -------------- ------------- -----------
Region                                                       % Units       Revenues      Expenses         NOI
------                                                       -------       --------      --------         ---

New Jersey, Long Island, Hudson Valley                         18.9%           0.6%          9.6%       -6.1%
Washington                                                     16.6%           1.0%          3.1%       -0.4%
Philadelphia                                                   14.2%           0.4%         16.0%      -11.4%
Baltimore                                                      13.8%           1.2%          8.3%       -2.7%
Upstate, NY                                                    11.2%           0.3%          7.0%       -7.8%
Misc.                                                           7.5%           1.0%         12.4%       -6.3%
Chicago                                                         5.5%           1.4%         -0.5%        3.4%
                                                              -----           ----          ----         ---
Total Core                                                     87.7%           0.8%          8.5%       -4.9%

Held For Sale                                                  12.3%          -0.9%          0.1%       -2.1%
                                                              -----           ----          ----         ---
Total Same Store                                              100.0%           0.6%          7.5%       -4.7%
                                                              =====            ===           ===         ===
---------------------------------------------------------- ---------- -------------- ------------- -----------

Same Store Year Over Year Results
First Quarter 2006 Versus First Quarter 2005
---------------------------------------------------------- ---------- -------------- ------------- -----------

Region                                                       % Units       Revenues      Expenses         NOI
------                                                       -------       --------      --------         ---

New Jersey, Long Island, Hudson Valley                         18.9%           5.4%          6.7%        4.2%
Washington                                                     16.6%           7.2%          6.1%        8.1%
Philadelphia                                                   14.2%           5.7%          8.5%        2.5%
Baltimore                                                      13.8%           7.0%         10.4%        4.7%
Upstate, NY                                                    11.2%           3.3%          7.0%       -2.5%
Misc.                                                           7.5%           7.1%          4.5%        9.4%
Chicago                                                         5.5%           6.1%          5.8%        6.5%
                                                              -----           ----          ----         ---
Total Core                                                     87.7%           6.0%          7.1%        5.0%

Held For Sale                                                  12.3%           1.1%          6.3%       -5.2%
                                                              -----           ----          ----         ---
Total Same Store                                              100.0%           5.5%          7.0%        4.1%
                                                              =====            ===           ===         ===
---------------------------------------------------------- ---------- -------------- ------------- -----------

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION               Page 6
Resident Statistics

Top Six Reasons for Moveouts
----------------------------
                                                                             Year     Year     Year
                           1Q '06   4Q '05      3Q '05   2Q '05   1Q '05      '05      '04      '03
                           ------   ------      ------   ------   ------      ---      ---      ---

Home purchase              17.60%   19.00%      20.80%   19.40%   18.50%   19.40%   19.50%   19.60%

Employment related         16.40%   16.30%      15.30%   15.80%   15.10%   15.60%   15.50%   14.90%

Eviction/skip              14.70%   15.00%      11.20%   10.80%   15.30%   13.10%   12.30%   12.60%

Location convenience/
     apartment size        11.50%   11.50%      14.60%   13.00%   11.90%   12.80%   12.30%   12.20%

Rent level                  9.10%    8.90%       8.80%   10.10%    8.90%    9.20%    9.60%    9.10%

Transfer w/in HP            8.80%    8.80%       8.00%    8.30%   11.10%    9.10%    9.50%    9.00%

Traffic                                       Turnover
-------                                       --------
                                    Signed
                           Traffic  Leases
                           1Q '06   1Q '06
                               To       To
                           1Q '05   1Q '05      1Q '06   1Q '05
                           ------   ------      ------   ------
Region
Baltimore                      3%      15%          8%       9%
Buffalo                       22%      -1%         11%       8%
Chicago                        7%     -13%         10%      12%
Florida                       62%      -6%         11%      10%
Hudson Valley                -13%      22%         10%      10%
Long Island                   -8%      -9%          9%       9%
New Jersey                     1%     -20%          8%       9%
Philadelphia                  13%      -6%          9%       9%
Rochester                     16%      47%          9%       8%
Syracuse                     -14%      12%          9%       8%
Washington                     4%      10%          9%       9%

Total Core Portfolio           5%       2%          9%       9%

Held For Sale                 15%      35%         10%      10%

Total Same Store               7%       5%          9%       9%

Bad Debts as % of Rents - Core Portfolio
----------------------------------------

                           1Q '06   1Q '05
                           ------   ------
                            0.65%    0.66%

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION               Page 7

Core Properties Net Operating Income Detail
     (Excludes Held For Sale)

                                1Q '06     1Q '05     Quarter            %
                                Actual     Actual    Variance     Variance
                                ------     ------    --------     --------

Rent                           102,946     99,135       3,811         3.8%
Utility Recovery                 1,791        104       1,687      1622.1%
                               -------    -------       -----         ---
Rent Including Recoveries      104,737     99,239       5,498         5.5%
Other Income                     5,101      4,374         727        16.6%
                               -------    -------       -----         ---
Total Income                   109,838    103,613       6,225         6.0%
Operating and Maintenance      (53,365)   (49,809)     (3,556)       -7.1%
                               -------    -------       -----         ---
Net Core NOI                    56,473     53,804       2,669         5.0%
                               =======    =======       =====         ===

Occupancy %                      94.1%      92.8%        1.3%

Weighted Avg Rent               $1,019       $994         $24         2.5%

Same Store Properties Net Operating Income Detail
     (Includes Held For Sale)

                                1Q '06     1Q '05     Quarter            %
                                Actual     Actual    Variance     Variance
                                ------     ------    --------     --------

Rent                           113,367    109,719       3,648         3.3%
Utility Recovery                 2,000        104       1,896      1823.1%
                               -------    -------       -----         ---
Rent Including Recoveries      115,367    109,823       5,544         5.0%
Other Income                     5,696      4,889         807        16.5%
                               -------    -------       -----         ---
Total Income                   121,063    114,712       6,351         5.5%
Operating and Maintenance      (59,856)   (55,926)     (3,930)       -7.0%
                               -------    -------       -----         ---
Net Same Store NOI              61,207     58,786       2,421         4.1%
                               =======    =======       =====         ===

Occupancy %                      93.8%      92.5%        1.3%

Weighted Avg Rent                 $984       $965         $19         2.0%

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION               Page 8

Core Properties Operating Expense Detail
     (Excludes Held For Sale)

                                     1Q '06    1Q '05    Quarter            %
                                     Actual    Actual   Variance     Variance
                                     ------    ------   --------     --------
Electricity                           1,916     1,738      (178)       -10.2%
Gas                                  10,856     8,482    (2,374)       -28.0%
Water & Sewer                         2,894     2,700      (194)        -7.2%
Repairs & Maintenance                 5,398     5,410         12         0.2%
Personnel Expense                    10,152    10,610        458         4.3%
Site Level Incentive Compensation       605       334      (271)       -81.1%
Advertising                           1,238     1,339        101         7.5%
Legal & Professional                    552       354      (198)       -55.9%
Office & Telephone                    1,859     1,795       (64)        -3.6%
Property Ins.                         2,179     1,446      (733)       -50.7%
Real Estate Taxes                    11,135    11,027      (108)        -1.0%
Snow                                    572     1,065        493        46.3%
Trash                                   706       676       (30)        -4.4%
Property Management G & A             3,303     2,833      (470)       -16.6%
                                     ------    ------    ------          ---
Total Core                           53,365    49,809    (3,556)        -7.1%
                                     ======    ======    ======          ===

Same Store Properties Operating Expense Detail
     (Includes Held For Sale)

                                     1Q '06    1Q '05    Quarter            %
                                     Actual    Actual   Variance     Variance
                                     ------    ------   --------     --------
Electricity                           2,100     1,915      (185)        -9.7%
Gas                                  12,244     9,412    (2,832)       -30.1%
Water & Sewer                         3,167     2,992      (175)        -5.8%
Repairs & Maintenance                 6,016     6,068         52         0.9%
Personnel Expense                    11,631    12,030        399         3.3%
Site Level Incentive Compensation       669       356      (313)       -87.9%
Advertising                           1,442     1,549        107         6.9%
Legal & Professional                    570       359      (211)       -58.8%
Office & Telephone                    2,028     1,956       (72)        -3.7%
Property Ins.                         2,413     1,649      (764)       -46.3%
Real Estate Taxes                    12,449    12,501         52         0.4%
Snow                                    624     1,163        539        46.3%
Trash                                   746       720       (26)        -3.6%
Property Management G & A             3,757     3,256      (501)       -15.4%
                                     ------    ------    ------          ---
Total Same Store                     59,856    55,926    (3,930)        -7.0%
                                     ======    ======    ======          ===

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION               Page 9

Summary Of Recent Acquisitions

                                                                                                 (1)                 Wgtd. Avg.
                                                                         Purchase      # of      CAP      Purchase    Price Per
Community                                       Market         State         Date     Units     Rate    Price (mm)         Unit
---------                                       ------         -----         ----     -----     ----    ----------         ----
2006 Acquisitions

No purchases have taken place between 1/1/2006 and 3/31/2006
                                                                                                 (1)                 Wgtd. Avg.
                                                                         Purchase      # of      CAP      Purchase    Price Per
Community                                       Market         State         Date     Units     Rate    Price (mm)         Unit
---------                                       ------         -----         ----     -----     ----    ----------         ----
2005 Acquisitions
Ridgeview at Wakefield Valley                   Baltimore         MD    1/13/2005       204     7.1%         $19.7      $96,436
Hackensack Gardens                              New Jersey        NJ     3/1/2005       198     5.3%         $12.9      $65,192
Barrington Gardens                              New Jersey        NJ     3/1/2005       148     7.1%          $7.4      $50,176
Sayville Commons                                Long Island       NY    7/15/2005       342     5.4%         $63.6     $185,965
The Brooke at Peachtree Village                 Philadelphia      PA    8/15/2005       146     5.7%         $16.0     $109,884
Peppertree Farm *                               NoVA/DC           MD   12/28/2005       881     6.1%         $96.7     $109,805
Cinnamon Run                                    NoVA/DC           MD   12/28/2005       511     6.2%         $67.7     $132,534
                                                                                      -----     ---         ------     --------
                                                                         Subtotal     2,430     6.0%        $284.1     $116,919

*    Purchase  Price is $7.2 million  less than  reported in  acquisition  press release due to GAAP fair market valu e adjustment  for OP Units issued at a price above current market value.

                                                                        TOTAL YTD     2,430     6.0%        $284.1     $116,919
                                                                                      =====     ===         ======     ========

Total 2006 and
2005 Acquisitions                                                                     2,430     6.0%        $284.1     $116,919
                                                                                      =====     ===         ======     ========

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION              Page 10

Summary Of Recent Sales

                                                                                 (1)                Wgtd. Avg.
                                                                  Sale   # of    CAP        Sales    Price Per
Community                              Market        State        Date  Units   Rate   Price (mm)         Unit
---------                              ------        -----        ----  -----   ----   ----------         ----
2006 Sales

No sales have taken place between 1/1/2006 and 3/31/2006

Disposed after the Quarter close
--------------------------------
Fairmount and Kensington               New Jersey       NJ    4/5/2006     92   4.0%         $9.2      $99,478
                                                                          ---   ---        ------     --------
                                                             Total YTD     92   4.0%         $9.2      $99,478
                                                                          ===   ===        ======     ========

                                                                                 (1)                Wgtd. Avg.
                                                                  Sale   # of    CAP        Sales    Price Per
Community                              Market        State        Date  Units   Rate   Price (mm)         Unit
---------                              ------        -----        ----  -----   ----   ----------         ----
2005 Sales
Cedar Glen                             Philadelphia     PA    7/8/2005    110   7.0%         $5.9      $53,636
Pavilion                               NoVA/DC          MD  11/10/2005    432   3.6%       $117.1     $271,162
Wellington Lakes and Woods             NoVA/DC          VA  11/29/2005    274   5.8%        $19.5      $71,281
                                                                          ---   ---        ------     --------
                                                             Total YTD    816   4.0%       $142.6     $174,722
                                                                          ===   ===        ======     ========

Combined 2006 and 2005                                                    908   4.0%       $151.7     $167,098

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION              Page 11

Breakdown Of Owned Units By Market

                                       Net                                Net
                                  Acquired        As of  12/31/2005  Acquired       As of      Current
Market                    State    in 2005   12/31/2005  % of Units   in 2006   3/31/2006   % of Units
------                    -----    -------   ----------  ----------   -------   ---------   ----------
Suburban New York City    NY/NJ        688        8,432      19.41%         0       8,432       19.41%
Suburban Washington          DC        687        8,192      18.86%         0       8,192       18.86%
Philadelphia                 PA         35        5,948      13.69%         0       5,948       13.69%
Baltimore                    MD        204        5,842      13.45%         1       5,843       13.45%
Detroit                      MI          0        5,046      11.62%         0       5,046       11.62%
Upstate New York             NY          0        4,567      10.52%         0       4,567       10.52%
Chicago                      IL          0        2,242       5.16%         0       2,242        5.16%
Boston                       MA          0        1,252       2.88%         0       1,252        2.88%
Florida                      FL          0          836       1.92%         0         836        1.92%
Portland                     ME         48          643       1.48%         0         643        1.48%
Dover                        DE          0          432       0.99%         0         432        0.99%
                                     -----       ------      -----          -      ------       -----
Total                                1,662       43,432      100.0%         1      43,433       100.0%
                                     =====       ======      =====          =      ======       =====

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION              Page 12

Debt Summary Schedule

FIXED
-----
                                                                                                MATURITY  YEARS TO
PROPERTY                                LENDER                      RATE           BALANCE          DATE  MATURITY
--------                                ------                      ----           -------          ----  --------
Country Village                         CharterMac-Fannie Mae      8.385         6,059,185      08/01/06      0.34
Hampton Court                      (2)  ORIX RE Capital            8.875         3,184,022      09/01/06      0.42
Mill Towne Village                      Prudential-Fannie Mae      6.325         8,530,000      01/01/07      0.76
Woodgate Place                          ARCS-Fannie Mae            7.865         3,112,761      01/01/07      0.76
Brittany Place (*)                 (1)  ORIX RE Capital            4.780        17,987,168      06/11/07      1.20
Seminary Towers - 1St                   Wachovia Bank              8.220         1,738,214      06/25/07      1.24
Seminary Towers - 2Nd                   Wachovia Bank              8.400           831,024      06/25/07      1.24
Seminary Towers - 3Rd                   Wachovia Bank              5.350        15,814,702      06/25/07      1.24
Seminary Towers - 4Th                   Wachovia Bank              5.390        10,000,000      06/25/07      1.24
Southern Meadows (*)               (1)  ORIX RE Capital            7.250        19,001,978      07/11/07      1.28
Courtyards Village (*)             (1)  Berkshire Mtg-Freddie      6.670         4,817,274      08/01/07      1.34
Royal Gardens Apts. - 1St               M&T Realty-Freddie Mac     4.900        30,775,386      11/01/07      1.59
Royal Gardens Apts. - 2Nd               M&T Realty-Freddie Mac     4.550         1,446,620      11/01/07      1.59
Fenland Field                           Prudential-Fannie Mae      5.050        12,036,923      12/01/07      1.67
Hp@Newark (Chstnt Crsg)                 Prudential-Fannie Mae      4.840        16,491,778      12/01/07      1.67
Village Square 1, 2 & 3                 Prudential-Fannie Mae      5.050        20,982,707      12/01/07      1.67
Cypress Place                           Reilly-Fannie Mae          7.130         6,080,408      01/01/08      1.76
The Landings - 2Nd                      CharterMac-Fannie Mae      6.740         3,599,965      01/01/08      1.76
The Landings -1St                       CharterMac-Fannie Mae      6.930         9,064,699      01/01/08      1.76
Virginia Village                        First Union NB-Svcr        6.910         8,905,455      01/01/08      1.76
Cambridge Village - 1St (*)        (1)  North Fork Bank            5.960         2,580,761      03/01/08      1.92
Cambridge Village - 2Nd                 North Fork Bank            5.250           546,418      03/01/08      1.92
Yorkshire Village (*)              (1)  North Fork Bank            5.810         1,478,745      03/01/08      1.92
Detroit Portfolio                  (2)  JPMorganChase              7.510        41,934,008      06/01/08      2.17
Chatham Hill - 1St (*)             (1)  Bank of New York           3.900        19,407,368      07/01/08      2.25
Racquet Club South                      NorthMarq-Freddie          6.980         2,821,751      07/01/08      2.25
Westwood Village - 1St (*)         (1)  M&T Bank                   5.940        15,525,869      10/31/08      2.59
Westwood Village - 2Nd (*)         (1)  M&T Bank                   5.940           890,920      11/01/08      2.59
Westwood Village - 3Rd                  M&T Bank                   5.550        17,744,902      11/01/08      2.59
Stone Ends                              Prudential-Fannie Mae      4.530        23,132,175      11/01/08      2.59
Hp At Golf Club                         ARCS-Fannie                6.585        15,590,585      12/01/08      2.67
Devonshire - 2Nd                        Wachovia-Fannie Mae        6.720         4,704,225      01/01/09      2.76
Heritage Square                         CharterMac-Fannie          5.150         6,361,239      07/01/09      3.25
Blackhawk                               M&T Realty-Freddie Mac     5.060        13,448,370      12/01/09      3.67
William Henry                           NorthMarq-Freddie          5.310        22,844,003      12/01/09      3.67
Braddock Lee                            Prudential-Fannie Mae      4.575        21,506,421      01/01/10      3.76
Cherry Hill                        (2)  Prudential-Fannie Mae      5.360         5,101,622      01/01/10      3.76
Elmwood Terrace                         CharterMac-Fannie Mae      5.300        21,325,495      01/01/10      3.76
Glen Manor                              Prudential-Fannie Mae      5.065         5,874,484      01/01/10      3.76
Hill Brook Apts                         M&T Realty-Freddie Mac     5.210        11,333,182      01/01/10      3.76
Lakeview                                Prudential-Fannie Mae      4.575         8,750,753      01/01/10      3.76
Pleasure Bay                            Prudential-Fannie Mae      4.575        15,212,984      01/01/10      3.76
Ridley Brook                            Prudential-Fannie Mae      4.865         9,796,961      01/01/10      3.76
Sherry Lake                             GMAC-Freddie Mac           5.180        19,708,970      01/01/10      3.76
Windsor Realty                          Prudential-Fannie Mae      4.575         4,710,510      01/01/10      3.76
Bayview/Colonial                        M&T Realty-Freddie Mac     4.950        11,624,332      03/01/10      3.92
East Winds Apartments                   M&T Realty-Freddie Mac     4.990         6,600,972      03/01/10      3.92
Multi-Property                          M&T Realty-Freddie Mac     7.575        45,400,000      05/01/10      4.09
Cider Mill - 1St (*)               (1)  Berkshire Mtg-Freddie      4.720        44,171,280      10/01/10      4.51
Cider Mill - 2Nd                        Berkshire Mtg-Freddie      5.180        18,325,595      10/01/10      4.51
Hp At Devon                             Prudential-Fannie Mae      7.500        28,892,000      10/01/10      4.51
Trexler Park                            Prudential-Fannie Mae      7.500        10,140,000      10/01/10      4.51
Multi-Property                          Prudential-Fannie Mae      7.250        32,978,000      01/01/11      4.76
Multi-Property                          Prudential-Fannie Mae      6.360         8,141,000      01/01/11      4.76
Multi-Property                          Prudential-Fannie Mae      6.160        58,881,000      01/01/11      4.76
Orleans Village - 1St                   Prudential-Fannie Mae      6.815        43,745,000      01/01/11      4.76
Orleans Village - 2Nd                   Prudential-Fannie Mae      5.360        22,248,000      01/01/11      4.76
New Orleans/Arbor Crsg                  Prudential-Fannie Mae      4.860        19,401,942      03/01/11      4.92
Racquet Club East - 1St                 Prudential-Fannie Mae      6.875        21,550,272      04/01/11      5.01
Racquet Club East - 2Nd                 Prudential-Fannie Mae      5.490        10,496,672      04/01/11      5.01
Meadows Apartments                      Prudential-Fannie Mae      6.875         3,321,941      05/01/11      5.09
Timbercroft Th'S 1 - 1St                GMAC-HUD                   8.500           543,330      05/01/11      5.09
Lake Grove - 1St                        Prudential-Fannie Mae      6.540        26,220,025      12/01/11      5.67
Lake Grove - 2Nd                        Prudential-Fannie Mae      5.510        11,254,874      12/01/11      5.67
Multi_Property Notes Pay                Seller Financing           4.000           498,997      02/01/12      5.84
Timbercroft Th'S 3 - 1St                GMAC-HUD                   8.000           771,365      02/01/12      5.84
Emerson Square                          M&T Realty-Freddie Mac     6.850         2,193,122      03/01/12      5.92
Fairview                                M&T Realty-Freddie Mac     6.850         7,380,333      03/01/12      5.92
Paradise Lane                           M&T Realty-Freddie Mac     6.830         8,608,909      03/01/12      5.92
Perinton Manor                          M&T Realty-Freddie Mac     6.850         9,129,778      03/01/12      5.92
Gateway Village                         Prudential-Fannie Mae      6.885         6,950,888      05/01/12      6.09
Castle Club Apartments                  NorthMarq-Freddie          7.080         6,697,737      05/01/12      6.09
The Colonies                            Prudential-Fannie Mae      7.110        20,706,128      06/01/12      6.18
Carriage Hill - Ny                      M&T Realty-Freddie Mac     6.850         5,747,441      07/01/12      6.26
Cornwall Park                           M&T Realty-Freddie Mac     6.830         5,554,990      07/01/12      6.26
Harborside Manor - 1St                  M&T Realty-Freddie Mac     6.850         7,232,197      07/01/12      6.26
Harborside Manor - 2Nd                  M&T Realty-Freddie Mac     5.680         1,184,377      07/01/12      6.26
Lakeshore Villas                        M&T Realty-Freddie Mac     6.850         4,966,747      07/01/12      6.26
Patricia Apts                           M&T Realty-Freddie Mac     6.830         5,267,663      07/01/12      6.26
Pearl Street                            M&T Realty-Freddie Mac     6.830         1,087,054      07/01/12      6.26
Sunset Gardens - 1St                    M&T Realty-Freddie Mac     6.830         5,842,317      07/01/12      6.26
Sunset Gardens - 2Nd                    M&T Realty-Freddie Mac     5.520         2,812,874      07/01/12      6.26
Westminister Place                      M&T Realty-Freddie Mac     6.850         6,513,767      07/01/12      6.26
Woodholme Manor                         Prudential-Fannie Mae      7.165         3,737,595      07/01/12      6.26
Regency Club - 1St (*)             (1)  CharterMac-Fannie Mae      4.840        18,700,318      10/01/12      6.51
Regency Club - 2Nd                      CharterMac-Fannie Mae      4.950         7,839,878      10/01/12      6.51
Hackensack Gardens - 1St                Wash Mutual-Fannie Mae     5.260         4,789,872      03/01/13      6.92
Hackensack Gardens - 2Nd                Wash Mutual-Fannie Mae     5.440         4,600,170      03/01/13      6.92
Canterbury Apartments                   M&T Realty-Fannie Mae      5.020        29,455,864      05/01/13      7.09
Morningside                             JPMorganChase              6.990        17,424,357      05/01/13      7.09
Multi-Property                          Prudential-Fannie Mae      6.475       100,000,000      08/31/13      7.42
1600 Elmwood Ave                        Legg Mason-Freddie         5.630        10,829,318      10/01/13      7.51
Deerfield Woods                    (2)  GE Financial               7.000         3,045,782      01/01/14      7.76
Brook Hill                              M&T Realty-Freddie Mac     5.480         8,375,143      04/01/14      8.01
Falkland Chase                          CharterMac-Fannie Mae      5.480        14,659,556      04/01/14      8.01
Wellington Trace                        M&T Realty-Freddie Mac     5.520        25,878,405      04/01/14      8.01
Hawthorne Court                         CharterMac-Fannie Mae      5.270        37,637,661      07/01/14      8.26
Curren Terrace                          M&T Realty-Freddie Mac     5.360        14,715,855      10/01/14      8.51
Raintree                                Capitalized Lease          4.920         5,630,886      12/01/14      8.68
Carriage Hill - Mi                 (2)  Prudential-Fannie Mae      5.575         7,049,590      07/01/15      9.26
Carriage Park                      (2)  Prudential-Fannie Mae      5.575         9,272,907      07/01/15      9.26
Stratford Greens                        North Fork Bank            5.750        33,413,755      07/01/15      9.26
Sayville Commons                        M&T Realty-Freddie Mac     5.000        43,228,671      08/01/15      9.34
Cinnamon Run                            M&T Realty-Freddie Mac     5.250        52,300,000      01/01/16      9.76
Peppertree Farm                         M&T Realty-Freddie Mac     5.250        80,500,000      01/01/16      9.76
The Hamptons/Vinings                    Prudential-Fannie Mae      5.565        54,746,419      02/01/16      9.85
Mid-Island                              Prudential-Fannie Mae      5.480        19,913,000      04/01/16     10.01
Owings Run 1 & 2                        Prudential-Fannie Mae      5.590        43,081,000      04/01/16     10.01
Devonshire - 1St                        Wachovia-Fannie Mae        5.600        39,968,800      04/01/16     10.01
Bonnie Ridge - 1St                      Prudential                 6.600        15,519,716      12/15/18     12.72
Bonnie Ridge - 2Nd                      Prudential                 6.160        19,284,737      12/15/18     12.72
Timbercroft Th'S 1 - 2Nd                M&T Realty-HUD             8.375         1,964,937      06/01/19     13.18
Timbercroft Th'S 3 - 2Nd                M&T Realty-HUD             8.375         2,894,194      06/01/19     13.18
Village Green, Fw                       ARCS-Fannie Mae            8.230         3,638,990      10/01/19     13.51
Raintree                                Leasehold Mortgage         8.500           986,514      04/30/20     14.09
Macomb Manor                       (2)  EF&A Funding               8.630         3,547,353      06/01/21     15.18
Shakespeare Park                        Reilly Mortgage-HUD        7.500         2,323,006      01/01/24     17.77
Holiday Square (*)                 (1)  Red Capital-HUD            6.700         3,463,341      03/01/24     17.93
Bari Manor (*)                     (1)  Wachovia (Servicer)        4.440         2,849,217      10/11/28     22.55
Hudson View Estates (*)            (1)  Wachovia (Servicer)        4.500         2,209,189      10/11/28     22.55
Sherwood Townhouses (*)            (1)  Wachovia (Servicer)        4.290           690,717      10/11/28     22.55
Sparta Green (*)                   (1)  Wachovia (Servicer)        4.440         1,801,377      10/11/28     22.55
Briggs-Wedgewood                   (3)  Berkshire Mtg-HUD          6.000        16,933,677      11/01/34     28.61
The Village At Marshfield (*)      (1)  Capstone Realty-HUD        5.950        24,225,445      01/01/42     35.78
                                                                             -------------
     WTD AVG - FIXED SECURED                                       5.867     1,839,003,124                    6.69
     % OF PORTFOLIO - FIXED                                                          94.8%

VARIABLE SECURED
----------------
BARRINGTON GARDENS 30L+165              Wachovia Bank              6.310         4,305,000      03/15/08      1.96
CHATHAM HILL 2nd - 30L+150              Bank of New York           6.130         6,361,126      07/01/08      2.25
FALKLAND CHASE BMA Index + 1.12         MontCtyHOC-Fannie Mae      4.118        24,695,000      10/01/30     24.52
                                                                             -------------
     WTD AVG - VARIABLE SECURED                                    4.747        35,361,126                   17.77
                                                                             -------------

     WTD AVG - TOTAL SECURED
DEBT                                                               5.845     1,874,364,250                    6.85
                                                                             -------------

VARIABLE UNSECURED - LINE OF CREDIT
-----------------------------------
LINE OF CREDIT                          M&T Bank et. al.           5.794        65,000,000      09/01/08      2.42
                                                                             -------------
Adjusts Daily LIBOR + 75

     WTD AVG - COMBINED DEBT                                       5.844     1,939,364,250                    6.70
                                                                             =============
WTG AVG - TOTAL SECURED DEBT                                       5.845                                      6.85
WTD AVG - TOTAL PORTFOLIO                                          5.844                                      6.70

(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

(2)  Detroit "Held For Sale" property.

(3)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

-------------------------------------------------------------------------------
                                UNENCUMBERED PROPERTIES
-------------------------------------------------------------------------------
1600 East Avenue                  164     Newcastle Apartments              197
Beechwood Gardens                 160     Northwood Apartments              134
Cherry Hill Club                  165     Rider Terrace                      24
Coventry Village                   94     Ridgeview at Wakefield Valley     204
East Hill Gardens                  33     Sherwood House                      6
Fairmount                          54     Springwells Park                  303
Gardencrest                       696     Terry Apartments                   65
Glen Brook                        173     The Brooke at Peachtree           146
Holiday Square - Muncy             23     The Colony                        783
Idylwood                          720     The Lakes                         434
Kensington                         38     The Sycamores                     185
Liberty Commons                    48     West Springfield Terrace          244
Maple Tree                         84     Woodleaf Apartments               228

Total Free and Clear Properties:   26     Units:                          5,405
-------------------------------------------------------------------------------

------------------------------------------------------------------
                            FIXED RATE

                      MATURING DEBT SCHEDULE
------------------------------------------------------------------
                          MATURING          WTD AVG     Percent of
YEAR                          DEBT             RATE          Total
----                          ----             ----          -----
2006                     9,243,207             8.55          0.50%
2007                   163,566,537             5.49          8.89%
2008                   169,304,029             6.10          9.21%
2009                    47,357,838             5.36          2.58%
2010                   288,475,560             5.68         15.69%
2011                   258,782,056             6.31         14.07%
2012                   139,424,476             6.49          7.58%
2013                   167,099,581             6.15          9.09%
2014                   109,943,288             5.41          5.98%
2015                    92,964,923             5.37          5.06%
2016 - 2042            392,841,628             5.67         21.35%
                       -----------             ----         ------

TOTAL                1,839,003,124             5.87        100.00%
                     =============             ====        ======
------------------------------------------------------------------

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION              Page 14

NAV calculation as of March 31, 2006

Nominal Cap Rate (after 3% G & A, before capital expenditures) [1]        6.30%
                                                                          ----

1st QTR 2006
------------
Rent                                                                    122,059
Property other income                                                     7,974
Operating & maintenance expense                                         (64,383)
Property NOI                                                             65,650
Adjustment for 1st QTR acquisitions                                           -
Effective 1st QTR "run rate"                                             65,650

Annualized (for 1st qtr seasonality) 22.9%                              286,681
NOI growth for next 12 months @     3.0%                                  8,600
Adjusted NOI                                                            295,282

Real estate value using above cap rate                                4,687,010
Balance sheet, including FIN 46R and Held for Sale
--------------------------------------------------
Cash                                                                      7,426
Construction in progress at book value                                    8,657
Other assets                                                             84,525
Less:
  Deferred charges                                                      (11,845)
  Intangible                                                               (471)
Gross value                                                           4,775,302
Less liabilities & perpetual preferred stock                         (2,074,652)
Net Asset Value                                                      $2,700,650

Per share/unit - fully diluted, outstanding at end of qtr                $56.12
         48,121.6 shares(000's)

Adjustment for Acquisitions
---------------------------
                                                                                      Initial                  #ofdays
                                                                                  Unleveraged   Quarterly      Missing
Property                        Units     Region      Price                Date        Return         NOI    InQuarter   Adj
--------                        -----     ------      -----                ----        ------         ---    ---------   ---
                                                                                                        -                  -
NONE during the quarter                                                                                 -                  -
                                                                                                        -                  -
                                                                                                                          $-

Reconcilation to financial statements:                                                  Other         O&M
                                                                           Rent        Income     Expense
                                                                           ----        ------     -------
Per financial statement                                                 111,638         7,170    (58,135)
Add back properties classified as discontinued operations
  still wholly owned at March 31, 2006                                   10,421           804     (6,248)
(Detroit, Fairmount and Kensington):
Proper run rate before acquisitions                                     122,059         7,974    (64,383)

Operating expenses now include a charge for G & A,
so NAV calculation does not need additional allocation.

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted  average result is 6.0%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  30 basis points are added to arrive at above cap rate.

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION              Page 15

Recurring Capital Expenditure Summary
-------------------------------------

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/ bath cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non- recurring  upgrades include,  among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                     Capital-       Maintenance
                                          Capital-                       ized           Expense       Total
                                              ized                Expenditure          Cost per    Cost per
                                          Cost per    Useful         Per Unit              Unit        Unit
Category                                      Unit   Life(1)      Per Year(2)       Per Year(3)    Per Year
--------                                      ----   -------      -----------       -----------    --------
Appliances                                  $1,000        18              $56                $5         $61
Blinds/Shades                                  130         6               22                 6          28
Carpets/cleaning                               840         6              140                97         237
Computers, equipment, misc.(4)                 120         5               24                29          53
Contract repairs                                 -         -                -               102         102
Exterior painting (5)                           84         5               17                 1          18
Flooring                                       250         8               31                 -          31
Furnace/Air (HVAC)                             765        24               32                43          75
Hot water heater                               130         7               19                 -          19
Interior painting                                -                          -               138         138
Kitchen/bath cabinets                        1,100        25               44                 -          44
Landscaping                                      -         -                -               106         106
New roof                                       800        24               33                 -          33
Parking lot                                    400        15               27                 -          27
Pool/ Exercise facility                        100        16                6                23          29
Windows                                        980        36               27                 -          27
Miscellaneous (6)                              705        15               47                40          87
                                            ------                       ----              ----      ------
Total                                       $7,404                       $525              $590      $1,115
                                            ======                       ====              ====      ======

(1)  - Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)  - This amount is not  necessarily  incurred each and every year. Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  - These expenses are included in the Operating and maintenance line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $590 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  -  Includes  computers,   office  equipment/  furniture,   and  maintenance
     vehicles.

(5)  - The level of exterior  painting  may be lower than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  - Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

Capital Expenditure and Adjusted NOI Summary
--------------------------------------------

The Company  estimates  that during the three month  period ended March 31, 2006 approximately  $131 per unit was spent on recurring  capital  expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring,  revenue generating capital improvements as follows:

                                                 For the three-month period ended March 31, 2006
                                       --------------------------------------------------------------------
                                                      (in thousands, except per unit data)
                                                                                                                    2005
                                                                                           Total                   Total
                                                                     Non-                Capital                 Capital
                                       Recurring        Per     Recurring       Per     Improve-        Per     Improve-       Per
                                          Cap Ex    Unit(a)        Cap Ex   Unit(a)        ments    Unit(a)        ments   Unit(a)
                                          ------    -------        ------   -------        -----    -------        -----   -------
New Buildings                                 $-         $-        $1,423       $33       $1,423        $33       $1,336       $32
Major building improvements                  988         23         3,508        81        4,496        104        2,108        51
Roof replacements                            358          8           479        11          837         19          976        24
Site improvements                            358          8           637        15          995         23          670        16
Apartment upgrades                           717         17         4,253        98        4,970        115        4,546       110
Appliances                                   608         14           448        10        1,056         24          882        21
Carpeting/Flooring                         1,857         42           566        13        2,423         55        2,138        52
HVAC/Mechanicals                             554         13         2,749        63        3,303         76        2,182        53
Miscellaneous                                261          6           622        14          883         20          915        22
                                          ------       ----       -------      ----      -------       ----      -------      ----
Totals                                    $5,701       $131       $14,685      $338      $20,386       $469      $15,753      $381
                                          ======       ====       =======      ====      =======       ====      =======      ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  35,817 core units,  5,138 held for sale units,  2005 acquisition and construction  units of 2,478 for the three-month period ended March 31,
     2006 and 35,817 core units,  5,138 held for sale units and 2005 acquisition units of 550 for the three month period ended March 31, 2005.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core, held for sale, and non-core as follows:

                                                   For the three-month period ended March 31, 2006
                                            ------------------------------------------------------------
                                                       (in thousands, except per unit data)
                                                                                                                 2005
                                                                                           Total                Total
                                                                       Non-              Capital              Capital
                                            Recurring     Per     Recurring     Per     Improve-     Per     Improve-        Per
                                               Cap Ex    Unit        Cap Ex    Unit        ments    Unit        ments    Unit(a)
                                               ------    ----        ------    ----        -----    ----        -----    -------
Core Communities                               $4,703    $131       $12,189    $340      $16,892    $471      $14,848       $415
Held For Sale                                     673     131         1,008     196        1,681     327          863        168
Total Same Store                                5,376     131        13,197     322       18,573     453       15,711        384
2006 Acquisition Communities                        -       -             -       -            -       -            -          -
2005 Acquisition Communities                      325     131         1,488     600        1,813     732           42         76
Sub-total                                       5,701     131        14,685     338       20,386     469       15,753        381
2006 Disposed Communities                           -       -             -       -            -       -            -          -
2005 Disposed Communities                           -       -             -       -            -       -          918      1,125
Construction In Progress                            -       -         4,195       -        4,195       -        1,342          -
Corporate office expenditures (1)                   -       -             -       -        1,070       -          288          -
                                               ------    ----       -------    ----      -------    ----      -------       ----
                                               $5,701    $131       $18,880    $435      $25,651    $566      $18,301       $426
                                               ======    ====       =======    ====      =======    ====      =======       ====

(1)  - No distinction is made between recurring and  non-recurring  expenditures for corporate office.

                                                                 Adjusted Net Operating Income
                                                                 -----------------------------
                                                   Same Store Properties                         Core Properties
                                                     (Including Detroit)
                                                   ---------------------                         ---------------
                                                 First        First                       First        First
                                               Quarter      Quarter                     Quarter      Quarter
                                             3/31/2006    3/31/2005      Change       3/31/2006    3/31/2005      Change
                                             ---------    ---------      ------       ---------    ---------      ------

Net Operating Income                           $61,207      $58,786        4.1%         $56,487      $53,812        5.0%

Less: Non-recurring Cap-ex @ 5%                  (660)            -           -           (609)            -           -
                                               -------      -------        ---          -------      -------        ---
Adjusted Net Operating Income                  $60,547      $58,786        3.0%         $55,878      $53,812        3.8%

Some of our Same Store  Property NOI  reflects  incremental  investments  in the communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 5% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION              Page 17

2006 Earnings Guidance
                                                               Actual
                                                                First       Second        Third       Fourth
                                                              Quarter      Quarter      Quarter      Quarter           Year
                                                              -------      -------      -------      -------           ----

2006 compared to 2005 based on NAREIT definition
FFO per share - 2006 guidance per NAREIT definition            $0.636  $.77 - $.80  $.78 - $.81  $.75 - $.78  $2.94 - $3.03

Midpoint of guidance                                           $0.636       $0.785       $0.795       $0.765         $2.981

FFO per share - 2005 actual per NAREIT definition              $0.434       $0.749       $0.938       $0.716         $2.842

Improvement projected                                           46.5%         4.8%       -15.2%         6.8%           4.9%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
2006 compared to 2005 based on "Operating FFO"
FFO per share - 2006 guidance per NAREIT definition            $0.636  $.77 - $.80  $.78 - $.81  $.75 - $.78  $2.94 - $3.03

Midpoint of guidance                                           $0.636       $0.785       $0.795       $0.765         $2.981

FFO per share - 2005 Operating FFO, before impairment charges  $0.595       $0.749       $0.787       $0.716         $2.851

Improvement projected                                            6.9%         4.8%         1.0%         6.8%           4.6%
---------------------------------------------------------------------------------------------------------------------------

There are no impairment  charges projected for 2006, so the guidance is the same for both FFO  under the  strict  interpretation  of the  NAREIT  definition  and
"Operating FFO" calculated after adding back impairment  charges.  Following the
NAREIT  definition  created certain noise in 2005 due to an impairment charge of
$7.3 million recorded in the first quarter that was essentially  reversed in the third  quarter.  Operating  FFO for the year  exceeded the NAREIT  definition by approximately  one cent per  share  in 2005  due to a $400  thousand  impairment charge added back for Operating FFO purposes.

                                                   Actual
                                                    First     Second     Third    Fourth
                                                  Quarter    Quarter   Quarter   Quarter     Year
                                                  -------    -------   -------   -------     ----
Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth               (1) & (2)    5.5%       5.1%      4.2%      4.6%     4.9%

Same store expense growth                     (3)    7.0%       5.9%      2.7%      2.3%     4.5%
                                                    ----       ----      ----      ----     ----

Same store NOI growth                                4.1%       4.6%      5.1%      6.3%     5.0%
                                                    ====       ====      ====      ====     ====

Same store 2006 economic occupancy                  93.8%      93.8%     94.2%     93.9%    93.9%

Same store 2005 economic occupancy                  92.5%      93.3%     94.0%     93.8%    93.4%
                                                    ----       ----      ----      ----     ----

Difference in occupancy                              1.3%       0.5%      0.2%      0.1%     0.5%
                                                    ====       ====      ====      ====     ====

Annual growth by region (as  originally  published,  not updated for increase in
---------------------------  ----------  ----------  ---------------------------
expected NOI from 4.3% to 5.0%):
--------------------------------
                                                       2005        2006 Same Store Growth Projection
                                                       ----        ---------------------------------
                                                   % of NOI        Revenue        Expenses       NOI
                                                   --------        -------        --------       ---
Florida                                                1.7%           7.0%            4.8%      9.0%
Washington, DC                                        20.0%           6.2%            4.2%      7.5%
Baltimore                                             14.6%           5.5%            4.8%      5.9%
Philadelphia                                          13.8%           5.5%            5.5%      5.5%
New Jersey/Long Island/Hudson Valley                  25.5%           4.5%            5.2%      4.0%
Upstate NY                                             6.9%           4.1%            5.0%      3.0%
Boston                                                 4.0%           3.0%            3.4%      2.7%
Chicago                                                3.7%           3.8%            7.4%      0.0%
Detroit                                                7.5%           2.4%            6.1%     -1.5%
                                                      ----            ---             ---       ---

Total                                                 97.7%           4.8%            5.3%      4.3%
                                                      ====            ===             ===       ===

(Note: total excludes Delaware and Maine)

2006 Earnings Guidance

No changes  have been made to these  footnotes  since  originally  published  in
February, 2006

(1)  Rental rates are projected to increase 3.4%. Included in the rental line is the effect from our energy surcharge program,  which adds $1.9 million,  or
     0.4% of the 3.4% increase. Concessions are projected to slow down slightly, adding 0.1% to net rental income,  and  occupancies are expected to pick up
     0.3% for the year, resulting in 3.8% rental revenue growth.

     The  revenue  from our energy  surcharge  program is included on a straight line basis in base rent as it is a fixed amount and readily determinable at the time of lease  signing.  We are  projecting  $1.96 million in surcharge this year, compared with only $42 thousand in 2005.

(2)  Property other income is expected to increase substantially year over year, increasing the 3.8% rental revenue growth to 4.8% total revenue growth. The items driving this increase are a $3.9 million  marginal  increase in water and sewer recovery revenue and a $1.3 million marginal  increase in heating cost  recovery  revenue from our utility  recovery  initiatives.  The total water  and  sewer  recovery  revenue  projected  for 2006 is $7.3  million, compared to $3.4  million in 2005,  or a $3.9 million  increase.  The total heating cost recovery revenue projected for 2006 is $1.4 million,  compared to $0.1 million in 2005, or a $1.3 million increase.

     The water and sewer and heating cost recovery  revenue have been classified as property  other  income.  Unlike the  surcharge  referenced  above,  the amounts are not readily  determinable  at the  beginning  of the lease term because  residents are billed their share of our larger bill for each month we incur the expense. The water and sewer portion, once fully rolled out in the middle of 2006, is not affected  significantly  by seasonality,  and we should expect a consistent  revenue  stream each quarter.  The heating cost reimbursement  revenue  will be  much  higher  in the  winter  months,  and accordingly  lower in the  warmer  months,  so this  will  create a certain
     "lumpiness", but will match up better with our period of higher costs. This year is very much a transition  year,  as we are  expecting to roll out the
     RUBS  program to a  significant  portion of our  portfolio  starting in the second quarter of 2006.

(3)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                % of Total    % Increase
                                  Expenses     Over 2005
                                -----------   -----------

Natural gas heating costs              14%         22.9%
Water and sewer                         7%         14.9%
Repairs and maintenance                15%          3.6%
Total personnel costs                  23%          2.5%
Real estate taxes                      24%          1.0%
Property insurance                      3%         -1.6%
                                      ---
                                       86%
                                      ===

Heating  costs are  projected to increase  $5.9 million for the year,  with $4.2 million coming in the first quarter.

(4)  G & A costs are  expected to  decrease  2.6%.  Cost  savings  from  reduced
     Section 404 costs will more than offset  other  increases.  The run rate is projected as follows:

                                                                    First        Second        Third       Fourth
                                                                  Quarter       Quarter      Quarter      Quarter          Year
                                                                  -------       -------     -------      -------           ----

                                                             $5.1 million  $4.8 million $4.6 million $4.7 million $19.2 million

The second year of Section 404 efforts reflected a transition year for us. There were  numerous  remediation  projects  identified in 2004 that were worked on in
2005, as well as  improvements  and  efficiencies  made to the process that will allow a lower run rate going forward.

(5)  Interest  and   dividend   income  is  expected  to  have  a  run  rate  of
     approximately $70 thousand per quarter.

(6)  Other  income is  expected  to  average  approximately  $400  thousand  per quarter.

                                                                    First        Second        Third       Fourth
                                                                  Quarter       Quarter      Quarter      Quarter          Year
                                                                  -------       -------      -------      -------          ----

(5) Acquisition pace (cap rate of 5.75% assumed)               $0 million   $25 million  $75 million  $50 million  $150 million

(6) Disposition pace (cap rate range of 7.0% to 8.0%assumed)  $10 million  $240 million   $0 million   $0 million  $250 million

The Detroit  portfolio is assumed to close on June 30, 2006.  The cap rate range is  after  a  3%  management  fee  and  $300  per  unit  allowance  for  capital expenditures.  The sale and  ultimate  use of  proceeds is expected to be six to seven cents per share dilutive for 2006.

HOME PROPERTIES 1Q 2006 SUPPLEMENTAL FINANCIAL INFORMATION              Page 19

Detroit Portfolio Operating Income Detail

The Detroit  Portfolio is classified as held for sale at March 31, 2006.  Due to this  designation,  the results of operations  are included in the  Discontinued
Operations  line of the  Statement  of  Operations  for both 2006 and  2005.  In
addition  to  the  Detroit  Properties,   discontinued  operations  include  two
properties (92 units) that have not been sold as of the end of the quarter.  For this reason,  we believe that breaking out the Detroit activity would be helpful for investors.

                                            ($ In thousands)
                              1Q '06     1Q '05     Quarter           %
                              Actual     Actual    Variance    Variance
                              ------     ------    --------    --------
Rent                          10,190    $10,363      $(173)       -1.7%
Property Other Income (1)        793        505         288       57.0%
                              ------     ------       ----         ---
Total Income                  10,983     10,868         115        1.1%

Operating & Maintenance (2)   (6,309)    (5,945)       (364)       6.1%
                              ------     ------       ----         ---
Net Operating Income           4,674      4,923       (249)       -5.1%

Interest Expense (3)          (1,286)    (1,444)        158      -10.9%
                              ------     ------       ----         ---
Cash Flow Before Cap Ex       $3,388     $3,479       $(91)       -2.6%
                              ======     ======       ====         ===

(1)  Included in property other income is the water and sewer  recovery  revenue which accounts for the significant increase year over year.

(2)  The  Operating  and  Maintenance   expense   includes  direct  General  and
     Administrative costs associated with the Detroit Portfolio at slightly over
     2% of revenue.

(3)  The  interest  expense is for seven  loans which are secured by the Detroit properties.  The  balance  at  March  31,  2006 is $73.1  million,  and the weighted  average  interest  rate of the debt is  7.02%.  Refer to the debt summary schedule included in this supplemental  package for more details on these loans.  It should be noted that one loan for $10 million was paid off on June 30,  2005  such  that  the  first  quarter  2006  number  is a more appropriate run rate versus the prior year number supplied.